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                                                                    EXHIBIT 99.2


                                     PROXY

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

 Proxy for the Special Meeting of Shareholders to be Held on ___________, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



The undersigned hereby appoints Randall M. Paulson as attorney-in-fact and proxy with full power of substitution to represent the undersigned and to vote all of the undersigned's Shares of Beneficial Interest in the Trust at the Special Meeting of Shareholders to be held at Continental Mortgage and Realty Trust, 10670 North Central Expressway, Suite 300, Dallas, Texas at 11:00 in the morning on __________, 1999 and at any adjournment or postponement thereof. Said attorney-in-fact and proxy is instructed to vote as designated on the reverse side.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement.

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 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
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
[X]  Please mark
     votes as in
     this example.


     THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE "FOR" THE
     INCORPORATION PROCEDURE AT THE SPECIAL MEETING.

     The attorney-in-fact and proxy shall vote the undersigned's           1. Approving the Incorporation   FOR   AGAINST  ABSTAIN
     shares as specified herein or, where no choice is indicated,             Procedure as described in    [   ]   [   ]    [   ]
     the undersigned's vote will be cast FOR the matter described.            the accompanying proxy
                                         ---                                  statement.

     NOTE: PLEASE COMLETE, SIGN AND DATE THIS PROXY AND MAIL TO            2. In their judgment upon such other matters as may
     US PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR                 properly come before the meeting, including any
     SEND THE PROXY CARD VIA FACSIMILE TO (718) 236-4588                      proposal to adjourn or postpone such meeting.
                                          ---------------------
     ATTENTION: RANDALL M. PAULSON.

                                                                           THE INCORPORATION PROCEDURE MUST BE APPROVED BY THE
                                                                           TRUST SHAREHOLDERS FOR THE INCORPORATION PROCEDURE TO
                                                                           OCCUR.

                                                                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [   ]

                                                                           Please sign exactly as name appears hereon and date.
                                                                           Where shares are filed jointly, both holders should sign.
                                                                           When signing as attorney, executor, administrator,
                                                                           trustee or guardian, please give full title as such.

Signature:                               Date:                   Signature:                              Date:
          -----------------------------       -----------------            ----------------------------       -----------------
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